UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2015 (July 7, 2015)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 25, 2014, Alcoa Inc. (the “Company”) entered into a Five-Year Revolving Credit Agreement, dated as of July 25, 2014 (the “Credit Agreement”), among the Company, a syndicate of lenders and issuers party thereto from time to time, Citibank, N.A., as administrative agent for the lenders and issuers (the “Administrative Agent”), and JPMorgan Chase Bank, N.A., as syndication agent.

On July 7, 2015, the Administrative Agent notified the Company that all required lender and issuer consents had been received to extend the maturity date of the Credit Agreement from July 25, 2019 to July 25, 2020 pursuant to the Extension Request and Amendment Letter, dated as of June 5, 2015, among the Company, each lender and issuer party thereto, and the Administrative Agent (the “Extension Request and Amendment Letter”). The Extension Request and Amendment Letter also amended the respective definitions of “LIBO Rate” and “Federal Funds Rate” to provide that if such rate is less than zero, such rate will be deemed zero for the purposes of the Credit Agreement; and modified the nature of the letter of credit fronting obligation of each issuer named on Schedule 2.01(b) of the Credit Agreement from committed to uncommitted.

The foregoing description of the amendments to the Credit Agreement is qualified in its entirety by reference to the full text of the Extension Request and Amendment Letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In the ordinary course of their respective businesses, the lenders and issuers under the Credit Agreement or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, trust, advisory or other financial services for the Company and its affiliates for which they have received, and will receive, customary fees and expenses.

Ernesto Zedillo, a director of the Company, serves as a director of Citigroup Inc., an affiliate of Citibank, N.A., the Administrative Agent, a lender and an issuer under the Credit Agreement, and Citigroup Global Markets Inc., a joint lead arranger and book-runner under the Credit Agreement. Klaus Kleinfeld, Chairman and Chief Executive Officer and a director of the Company, and James W. Owens, a director of the Company, serve as directors of Morgan Stanley, the parent company of Morgan Stanley Bank, N.A., a co-documentation agent and a lender under the Credit Agreement. Arthur D. Collins, Jr., a director of the Company, serves as a director of U.S. Bancorp, the parent company of U.S. Bank, National Association, a lender under the Credit Agreement.

Item 2.02.	Results of Operations and Financial Condition.

On July 8, 2015, Alcoa Inc. held its second quarter 2015 earnings conference call, broadcast live by webcast. A transcript of the call and a copy of the slides presented during the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

The information in Item 2.02 of this report, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this report is hereby incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

10.1	Extension Request and Amendment Letter, dated as of June 5, 2015, among Alcoa Inc., each lender and issuer party thereto, and Citibank, N.A., as Administrative Agent, effective July 7, 2015.

The following are furnished as exhibits to this report:

99.1	Transcript of Alcoa Inc. second quarter 2015 earnings call.

99.2	Slides presented during Alcoa Inc. second quarter 2015 earnings call.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace, and other applications; targeted financial results or operating performance; statements about Alcoa’s strategies, outlook, and business and financial prospects; and statements regarding the acceleration of Alcoa’s portfolio transformation, including the expected benefits of acquisitions, including the completed acquisition of the Firth Rixson business and TITAL, and the pending acquisition of RTI International Metals, Inc. (RTI). These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including aerospace, automotive, commercial transportation, building and construction, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, technology, and other initiatives; (h) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions (including achieving the expected levels of synergies, revenue growth, or EBITDA margin improvement), sales of assets, closures or curtailments of facilities, newly constructed, expanded, or acquired facilities, or international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches; (l) failure to receive the required votes of RTI’s shareholders to approve the merger of RTI with Alcoa, or the failure to satisfy the other closing conditions to the acquisition; (m) the risk that acquisitions (including Firth Rixson, TITAL and RTI) will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (n) the possibility that certain assumptions with respect to RTI or the acquisition could prove to be inaccurate, including the expected timing of closing; (o) the loss of customers, suppliers and other business relationships as a result of acquisitions, competitive developments, or other factors; (p) the potential failure to retain key employees of Alcoa or acquired businesses; (q) the effect of an increased number of Alcoa shares outstanding as a result of the acquisition of RTI; (r) the impact of potential sales of Alcoa common stock issued in the RTI acquisition; (s) failure to successfully implement, to achieve commercialization of, or to realize expected benefits from, new or innovative technologies, equipment, processes, or products, including the MicromillTM, innovative aluminum wheels, and advanced alloys; and (t) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2014, and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Nothing on Alcoa’s website is included or incorporated by reference herein.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between Alcoa and RTI will be submitted to the shareholders of RTI for their consideration. Alcoa has filed with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 (Registration No. 333-203275) containing a definitive proxy statement of RTI that also constitutes a prospectus of Alcoa, and RTI has mailed the proxy statement/prospectus to its shareholders. Alcoa and RTI also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RTI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Alcoa’s website (www.alcoa.com). You may also obtain these documents, free of charge, from RTI’s website (www.rtiintl.com).

Participants in the Solicitation

Alcoa, RTI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from RTI shareholders in connection with the proposed transaction. You can find information about Alcoa’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2015, its Annual Report on Form 10-K filed with the SEC on February 19, 2015 and in the above-referenced Registration Statement on Form S-4. You can find information about RTI’s executive officers and directors in the proxy statement/prospectus and in RTI’s Annual Report on Form 10-K filed with the SEC on February 26, 2015. You can obtain free copies of these documents from Alcoa and RTI as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
Name:	Audrey Strauss
Title:	Executive Vice President,
Chief Legal Officer and Secretary

Date: July 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Extension Request and Amendment Letter, dated as of June 5, 2015, among Alcoa Inc., each lender and issuer party thereto, and Citibank, N.A., as Administrative Agent, effective July 7, 2015.

99.1	Transcript of Alcoa Inc. second quarter 2015 earnings call.

99.2	Slides presented during Alcoa Inc. second quarter 2015 earnings call.